UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 2, 2004

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville Vermont   05654
(Address of principal executive offices)                  (Zip Code)

(802) 476-3121
(Registrant's telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION

 FORM 8-K

Item 2.02	Results of Operations and Financial Condition

On November 2, 2004, Rock of Ages issued a press release announcing its financial results for the fiscal quarter ended October 2, 2004. The press release is being furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K and is attached hereto as Exhibit 99.1.

Item 8.01	Other Events

On October 29, 2004, the Board of Directors of Rock of Ages Corporation declared a quarterly cash dividend of $0.02 for each share of common stock, payable on December 15, 2004 to shareholders of record on November 15, 2004.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	99.1	Press Release dated November 2, 2004

ROCK OF AGES CORPORATION

FORM 8-K

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: November 2, 2004	By: /s/ Michael B. Tule Michael B. Tule Vice President/General Counsel

Exhibit Index

Number	Description

99.1	Press Release dated November 2, 2004